UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2008

Hibbett Sports, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	000-20969	20-8159608
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

451 Industrial Lane
Birmingham, Alabama  35211
(Address of principal executive offices)

(205) 942-4292
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□      Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Line of Credit.  On November 20, 2008, the Company executed an amendment to its existing unsecured revolving credit facility between the Company and its subsidiaries and Bank of America, N.A.  The amount of the revolving credit facility remained unchanged at $50,000,000 and is effective November 20, 2008 through November 20, 2009 with an interest rate at prime plus 2%.  The credit agreement is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

Item 2.02.  Results of Operations and Financial Condition.

The Company released its results of operations for the thirteen-week and thirty-nine week periods ended November 1, 2008, in a press release issued on November 20, 2008.

The information in this Item, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  It may be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; compensatory Arrangements of Certain Officers.

(e)           Equity Plan Amendments.  On November 18, 2008, the Compensation Committee (Committee) of the Board of Directors (Board) of Hibbett Sports, Inc. (Company) adopted an amendment to the 2005 Equity Incentive Plan.  On November 19, 2008, the Board adopted amendments to the 2005 Directors Deferred Compensation Plan and the 2006 Non-Employee Director Equity Plan.  All the plans described above were amended for changes mandated under Internal Revenue Code 409A and are effective immediately.

The full text of each plan described above is attached as exhibits 10.2 to 10.4 to this Form 8-K.

Executive Officer Cash Bonus Plan Amendment.   On November 18, 2008, the Committee of the Board adopted an amendment to the 2006 Executive Officer Cash Bonus Plan for changes mandated under Internal Revenue Code 409A.  The amendment also recognized the formation of the parent Company, Hibbett Sports, Inc. as the parent holding company of Hibbett Sporting Goods, Inc. on February 9, 2007 and is effective immediately.

The full text of the plan described above is attached as exhibit 10.5 to this Form 8-K.

Item 7.01.  Regulation FD Disclosures.

The information contained in Item 2.02 (including disclaimer) is incorporated by reference into this item 7.01.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 is furnished pursuant to Item 2.02 and Item 7.01, respectively and shall not be deemed to be “filed”.

Exhibit No.	Description

10.1	Amendment No. 1 to Loan Documents
10.2	Amended and Restated 2005 Equity Incentive Plan
10.3	Amended and Restated 2006 Directors Deferred Compensation Plan
10.4	Amended and Restated 2006 Non-Employee Director Equity Plan
10.5	Amended and Restated 2006 Executive Officer Cash Bonus Plan
99.1	Press Release Dated November 20, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTS, INC.

By:	/s/ Gary A. Smith
Gary A. Smith
Vice President and Chief Financial Officer

November 20, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 to Loan Documents
10.2	Amended and Restated 2005 Equity Incentive Plan
10.3	Amended and Restated 2006 Directors Deferred Compensation Plan
10.4	Amended and Restated 2006 Non-Employee Director Equity Plan
10.5	Amended and Restated 2006 Executive Officer Cash Bonus Plan
99.1	Press Release Dated November 20, 2008